                                                                  EXHIBIT 17

                                  POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Edward S. Heenan, Susan
C. Mosher, Kevin M. Connerty and Paul J. Jasinski, each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Select Advisors Trust A, Select Advisors Trust C, Select Advisors Variable Insurance Trust and Select Advisors Portfolios (the "Investment Companies") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and/or any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Investment Companies to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 1997, in Cincinnati, Ohio.

                                      /s/ Edward G. Harness, Jr
                                      Edward G. Harness, Jr., Trustee

                                POWER OF ATTORNEY

    The undersigned hereby constitutes and appoints Edward G. Harness, Jr., Edward S. Heenan, Susan C. Mosher, Kevin M. Connerty and Paul J. Jasinski, each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Select Advisors Trust A, Select Advisors Trust C, Select Advisors Variable Insurance Trust and Select Advisors Portfolios (the "Investment Companies") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and/or any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Investment Companies to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 1997, in Cincinnati, Ohio.

                                           /s/ Philip R. Cox
                                           Philip R. Cox, Trustee

                             POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Edward G. Harness, Jr., Edward S. Heenan, Susan C. Mosher, Kevin M. Connerty and Paul J. Jasinski, each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Select Advisors Trust A, Select Advisors Trust C, Select Advisors Variable Insurance Trust and Select Advisors Portfolios (the "Investment Companies") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and/or any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Investment Companies to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 1997, in Cincinnati, Ohio.

                                         /s/ David Pollak
                                         David Pollak, Trustee

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Edward G. Harness, Jr., Edward S. Heenan, Susan C. Mosher, Kevin M. Connerty and Paul J. Jasinski, each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Select Advisors Trust A, Select Advisors Trust C, Select Advisors Variable Insurance Trust and Select Advisors Portfolios (the "Investment Companies") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and/or any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Investment Companies to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 1997, in Cincinnati, Ohio.

                                       /s/ Robert E. Stautberg
                                       Robert E. Stautberg, Trustee

                            POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Edward G. Harness, Jr., Edward S. Heenan, Susan C. Mosher, Kevin M. Connerty and Paul J. Jasinski, each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Select Advisors Trust A, Select Advisors Trust C, Select Advisors Variable Insurance Trust and Select Advisors Portfolios (the "Investment Companies") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and/or any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Investment Companies to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 1997, in Cincinnati, Ohio.

                                   /s/ Joseph S. Stern, Jr.
                                   Joseph S. Stern, Jr., Trustee

                             POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Edward G. Harness, Jr., Edward S. Heenan, Susan C. Mosher, Kevin M. Connerty and Paul J. Jasinski, each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Select Advisors Trust A, Select Advisors Trust C, Select Advisors Variable Insurance Trust and Select Advisors Portfolios (the "Investment Companies") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and/or any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Investment Companies to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 1997, in Cincinnati, Ohio.

                                   /s/ William J. Williams
                                   William J. Williams, Trustee